                                 Exhibit 10.7

                           STOCK PURCHASE AGREEMENT

     This Stock Purchase Agreement, executed as of the 8th day of May, 1997 (this "Agreement") by and among Erol's Internet, Inc. a Delaware corporation (the "Company"), Erol Onaran (the "Seller") and Gold & Appel Transfer, S.A., a British Virgin Islands corporation (the "Buyer").

     WHEREAS, the Company previously sold 3,100,000 shares of Common Stock to Buyer pursuant to that certain Stock Purchase Agreement made as of December 28, 1996 (amended on or about January 17, 1997) and various Exhibits thereto including a Stockholders Agreement and Registration Rights Agreement by and among the Company, the Seller, the Buyer and Dennis Spina (the "Prior Agreements");

     WHEREAS, the Seller owns 10,075,000 Common Shares of the Company;

     WHEREAS, the Company's Board of Directors has authorized the issuance of 310,000 additional shares of Common Stock to Buyer at a price of $1.6129 per share the ("Company Shares") for a total price of $500,000;

     WHEREAS, the Seller desires to sell 310,000 shares of Common Stock directly to Buyer for the same consideration (the "Seller Shares"; together with the Company Shares herein called the "Shares") for a total price of $500,000;

     WHEREAS, this Agreement contemplates a transaction in which the Buyer will purchase from the Seller and the Company, and the Company and the Seller will sell to the Buyer the aforesaid Shares of the Company on the terms and conditions contained in this Agreement;

     NOW, THEREFORE, in consideration of the mutual covenants, representations and agreements herein contained, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, covenant and agree as follows:

     1.  (a)  Purchase and Sale of the Company Shares.  On and subject to the
              ---------------------------------------
terms and conditions of this Agreement, the Buyer agrees to purchase from the Company, and the Company agrees to sell to the Buyer, 310,000 Common Shares of the Company, $.001 par value per share (the "Company Shares"), for the consideration specified below in Section 2 of this Agreement.

         (b)  Purchase and Sale of the Seller's Shares.  On and subject to the
              ----------------------------------------
terms and conditions of this Agreement, the Buyer agrees to purchase from the Seller, and the Seller agrees to sell to the Buyer, 310,000 Common Shares of the Company, $.001 par value, for the consideration specified below in Section 2 of this Agreement.

     2.  Purchase Price.  The purchase price has been negotiated by and among
         --------------
the Company, the Seller and the Buyer based upon a pre-money valuation of the Company of $25 million as shown in Schedule 2. The purchase price for the Company Shares and the Seller's

Shares shall total One Million Dollars ($1,000,000) in the aggregate. Five Hundred Thousand Dollars ($500,000) shall be paid each to the Company and the Seller by separate wire transfer, cashiers check or by other immediately available funds at the Closing.

     3.  Closing.  The purchase and sale of all of the Company Shares shall be
         -------
consummated at a closing (the "Closing") to be held at the offices of the Company at 9:00 a.m. on May 8, 1997 (the "Closing Date"). At Closing, the Buyer shall make payment of the Purchase Price, as described in Section 2 hereof, and the Company and the Seller shall each deliver to the Buyer (i) the original stock certificates representing the Company Shares and the Seller Shares, properly endorsed for transfer to the Buyer, free and clear of all liens, encumbrances, claims, rights of third parties and other restrictions and (ii) such other agreements and documents as may be required by Section 6 hereof. After Closing, at the Buyer's request, the Company and the Seller shall take all such other actions and execute all such other documents as the Buyer may reasonably require to evidence or perfect the sale or transfer of the Shares and the satisfaction of all other conditions to the purchase of the Shares.

     4.  Representations and Warranties of the Company and the Seller.  The
         ------------------------------------------------------------
Company and the Seller, jointly and severally, hereby represent and warrant to the Buyer as of the date hereof and as of the Closing, that, except as disclosed to Buyer's representative on the Board of Directors, Walt Anderson, or as set forth on the Disclosure Schedule (the "Disclosure Schedule") furnished the Buyer, specifically identifying the relevant subparagraph hereof, which disclosures shall be deemed to be representations and warranties as if made hereunder:

         4.1  Organization, Good Standing and Qualification.  The Company is a
              ---------------------------------------------
corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as presently proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its assets, operations or financial condition or the Company's ability to perform its obligations under this Agreement ("Material Adverse Effect").

         4.2  Capitalization and Voting Rights.  The Company's authorized
              --------------------------------
capital consists of:

              (a) Voting Common Stock.  50,000,000 shares of Voting Common
                  -------------------
Stock, par value $.001 per share are authorized, of which 13,175,000 shares are issued and outstanding. 10,075,000 of such issued and outstanding shares are owned by the Seller, The Seller is the sole owner, beneficially and of record, of these shares, free and clear of any liens, security interests, pledges, options, claims or other encumbrances of any kind, except as set forth in the Prior Agreements, in favor of Buyer, the Company and Spina. 3,100,000 of such issued and outstanding shares are owned by the Buyer.

              (b) Non-Voting Common Stock.  10,000,000 shares of Non-Voting
                  -----------------------
Common Stock, par value $.001 per share, none of which are issued or outstanding. The Voting Common Stock and the Non-Voting Common Stock are together referred to herein as the "Common Stock."

              (c) Preferred Stock.  10,000,000 shares of a single class of
                  ---------------
preferred stock, par value $.001 per share, none of which are issued or outstanding.

              (d) The outstanding shares of Voting Common Stock are all duly and validly authorized and issued, fully paid and nonassessable, and were issued in accordance with the registration or qualification provisions of the Securities Act of 1933, as amended (the "Act") and any relevant state securities laws or pursuant to valid exemptions therefrom.

              (e) Except as set forth in the Disclosure Schedule, there are not outstanding any options, warrants, rights (including conversion or preemptive rights) or agreements for the purchase or acquisition from the Company of any of its capital stock. The Company has reserved 1,550,000 shares of its Voting Common Stock for purchase upon exercise of options to be granted in the future under the Company's 1996 Stock Plan (the "Plan") of which 1,256,875 have been granted, and 775,000 additional options have been issued outside the Plan. The Company is not a party or subject to any agreement or understanding, and, to the best knowledge of the Company and the Seller, there is no agreement or understanding between any persons and/or entities, which affects or relates to the voting or giving of written consents with respect to any security or by a director of the Company.

         4.3  Authorization.  All corporate action on the part of the Company,
              -------------
its officers, directors and the Seller necessary for the authorization, execution and delivery of this Agreement and all other agreements and waivers required to be executed by the Company or the Seller on or before the Closing pursuant to Sections 6.4 through 6.7 (the "Related Documents") and waivers, the performance of all obligations of the Company hereunder and thereunder, and the authorization, issuance, sale and delivery of the Shares has been taken or will be taken prior to the Closing, and this Agreement and the Related Documents constitute valid and legally binding obligations of the Company and the Seller, enforceable in accordance with their respective terms.

         4.4  Valid Issuance of Shares.  The Shares, when issued, sold and
              ------------------------
delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid, and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and under applicable state and federal securities laws.

         4.5  Governmental Consents.  No consent, approval, order or
              ---------------------
authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement.

         4.6  Offering.  Subject in part to the truth and accuracy of the
              --------
Buyer's representations set forth in Section 5, the offer, sale and issuance of the Shares as contemplated by this Agreement are exempt from the registration requirements of the Act, and neither the

Seller, the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

         4.7  Compliance with Other Instruments.
              ---------------------------------

              (a) The Company is not in violation or default in any material respect of any provision of its Certificate of Incorporation or Bylaws (collectively "Charter Documents"), or in any material respect of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound, or of any provision of any federal or state statute, rule or regulation applicable to the Company. The execution, delivery and performance of this Agreement and the Related Documents, and the consummation of the Transactions will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event that results in the creation of any lien, charge or encumbrance upon any assets or the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties.

         4.8  Draft Audited Financial Statements.  The Company has delivered to
              ----------------------------------
 the Buyer draft audited financial statements for the Company as of and for the twelve-month period ended December 31, 1996 (the "Financial Statements") and attached hereto as Schedule 4.8. The Company has also delivered to the Buyer monthly "Executive Summaries" containing selected financial information regarding the Company's results for the each of the months January, February and March, 1997. While not yet final, the Company believes that the Financial Statements have been prepared in accordance with the procedures described in the accompanying notes, as applied on a materially consistent basis as of the date and for the period indicated therein. The Financial Statements are materially correct and accurate as determined in accordance with the procedures set forth in the notes attached thereto and present fairly the results of operations and the financial condition of the Company for such periods. As to the data provided therein, the Executive Summaries are materially correct and accurate and consistent with the books and records of the Company. Except as set forth in the Financial Statements and the Executive Summaries, the Company has no material liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to December 31, 1996,
(ii) obligations under contracts and commitments incurred in the ordinary course of business subsequent to December 31, 1996. Except as disclosed in the Financial Statements or the Executive Summaries, the Company is not a guarantor or indemnitor of any indebtedness of any other person, form or corporation.

         4.9  Changes.  Except as disclosed at the Board Meetings of the
              -------
Company, the Financial Statements, or in Section (a) and (m) of the attached Disclosure Schedule, since December 31, 1996 there has not been:

              (a) any change in the assets, liabilities, financial condition or operating results of the Company from that reflected in the Financial Statements or the Executive

Summaries, except changes in the ordinary course of business that do not, in the aggregate, constitute a Material Adverse Effect;

              (b) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the assets, properties, financial condition, operating results, prospects or business of the Company (as such business is currently conducted and as it is proposed to be conducted);

              (c) any waiver by the Company of a valuable right or of a material debt owned to it;

              (d) any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company, except in the ordinary course of business and that is not material to the assets, properties, financial condition, operating results or business of the Company (as such business is currently conducted and as it is proposed to be conducted);

              (e) any material change or amendment to a material contract or arrangement by which the Company or any of its assets or properties is bound or subject;

              (f) any material change in any compensation arrangement or agreement with any executive officer;

              (g) any sale, assignment or transfer of any patents, trademarks, copyrights, trade secrets or other intangible assets;

              (h) any resignation or termination of employment of any executive officer of the Company; and the Company, to the best of its knowledge, does not know of the impending resignation or termination of employment of any such officer;

              (i) receipt of notice that there has been a loss of, or material order cancellation by, any major customer of the Company;

              (j) any mortgage, pledge, transfer of a security interest in, or lien, created by the Company, with respect to any of its material properties or assets, except liens for taxes not yet due or payable;

              (k) any loans or guarantees made by the Company to or for the benefit of its employees, officers or directors, or any members of their immediate families, other than travel advances and other advances made in the ordinary course of its business;

              (l) any declaration, setting aside or payment or other distribution in respect of any of the Company's capital stock, or any direct or indirect redemption, purchase or other acquisition of any of such stock by the Company;

              (m) the written notice of claim, or threatened litigation, against the Company or any other event or condition of any character that might constitute a Material Adverse Effect; or

              (n) any agreement or commitment by the Company to do any of the things described in this Section 4.9.

        4.10  Disclosure.  The Company has fully provided the Buyer with all the
              ----------
information that the Buyer has requested for deciding whether to purchase the Shares.

    5.  Representations and Warranties of the Buyer.  The Buyer hereby
        -------------------------------------------
represents and warrants to the Company and the Seller that:

        5.1  Authorization.  The Buyer has full power and authority to enter
             -------------
into this Agreement and, to the extent applicable, the Related Documents and such agreements constitute its valid and legally binding obligations, enforceable in accordance with its terms.

        5.2  Purchase Entirely for Own Account.  This Agreement is made with the
             ---------------------------------
Buyer in reliance upon the Buyer's representation to the Company, which by the Buyer's execution of this Agreement the Buyer hereby confirms, that the Shares will be acquired for investment for the Buyer's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Buyer has no current intention of selling, granting any participation in, or otherwise distributing the same. The Buyer does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Shares.

        5.3  Disclosure of Information.  The Buyer believes it has received all
             -------------------------
the information it considers necessary or appropriate for deciding whether to purchase the Shares. The Buyer further represents that its member of the Company's Board of Directors has attended all meetings of the Board, had regular discussions with the Company's Executive Officers and that, in addition, it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Shares and the business, properties, prospects and financial condition of the Company. The foregoing, however, does not limit or modify the representations and warranties of the Company and the Seller in Section 4 or the right of the Buyer to rely thereon.

        5.4  Investment Experience.  The Buyer acknowledges that it is able to
             ---------------------
fend for itself, can bear the economic risk of its investment, and has knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Shares. The Buyer also represents it has not been organized for the purpose of acquiring the Shares.

        5.5  Accredited Buyer.  The Buyer is an "accredited investor" within the
             ----------------
meaning of Securities and Exchange Commission ("SEC") Rule 501 of Regulation D, as currently in effect under the Securities Act of 1933, as amended (the "Securities Act").

        5.6  Restricted Securities.  The Buyer understands that the Shares are
             ---------------------
characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act, only in certain limited circumstances. In this connection, the Buyer represents that it is familiar with Rule 144 promulgated under the Securities Act, as currently in effect, and understands the resale limitation imposed thereby and by the Securities Act.

        5.7  Legends.  It is understood that the certificate evidencing the
             -------
Shares may bear one or all of the following legends:

        "The transfer of the stock represented by this certificate is restricted under, and subject to the terms of, a Stockholders' Agreement dated December 28, 1996, to which the Company is a party and a copy of which is on file at the Company's office.

        The shares of stock represented by this Certificate are also subject to and may be transferred only in compliance with a right of co-sale made by and among the holder hereof, the Company issuing this certificate and the other stockholders to whom such right has been granted.

        These securities have not been registered under the Securities Act of 1933, as amended. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or an opinion of counsel satisfactory to the Company that such registration is not required or unless sold pursuant to Rule 144 of such Act."

        5.8  Compliance With Laws.  Buyer has made all filings and obtained all
             --------------------
corporate approvals as may be required by the laws of the British Virgin Islands with respect to the consummation of the transactions contemplated by this Agreement.

        5.9  Involvement in Certain Legal Proceedings.  Buyer, its shareholders
             ----------------------------------------
(and to the best knowledge of Buyer, the natural person shareholders of its shareholders) have not during the past five (5) years been involved in the events listed in paragraphs (f)(1) through (f)(6) of Item 401, Regulation S-K promulgated by the Securities and Exchange Commission.

    6.  Conditions to Obligations of the Parties to Close.  The obligations of
        -------------------------------------------------
the Parties to consummate the transactions contemplated by this Agreement and to perform their respective obligations hereunder shall be subject to the fulfillment of the following conditions prior to Closing:

        6.1  Company and Seller Representations and Warranties True as of
             ------------------------------------------------------------
Closing. The representations and warranties of the Company and Seller contained
-------
in this

Agreement shall be true and correct at Closing with the same force and effect as if such representations and warranties had been made on and as of the date of Closing and the Company and Seller shall have performed all covenants and obligations of the Seller required to be performed prior to or at Closing.

        6.2  Buyer Representations and Warranties True and Correct.  The
             -----------------------------------------------------
representations and warranties of the Buyer contained in this Agreement shall be true and correct as of Closing with the same force and effect as if such representations and warranties had been made on and as of the Closing Date.

        6.3  All Agreements and Conditions Performed.  The Seller shall have
             ---------------------------------------
complied with and duly performed all of the other agreements and conditions required on their part to be performed pursuant to this Agreement on or before Closing.

        6.4  Proceedings and Documents.  All corporate and other proceedings in
             -------------------------
connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Buyer, and it shall have received all such counterpart original and certified or other copies of such documents as it may reasonably request.

        6.5  Amendment to Stockholders' Agreement.  Each of the parties to the
             ------------------------------------
Stockholders Agreement (part of the Prior Agreements) shall have executed the form of Amendment No. 2 thereto, attached as Exhibit 6.5 to this Agreement.

        6.6  Amendment to Registration Rights Agreement.  Each of the parties to
             ------------------------------------------
the Registration Rights Agreement (part of the Prior Agreements) shall have executed the form of Amendment No. 1 thereto attached as Exhibit 6.6 to this Agreement.

        6.7  Waivers of Rights.  Each of the Company, the Seller, the Buyer and
             -----------------
Dennis Spina shall have executed the waiver letters attached hereto as Exhibit
6.7 to this Agreement.

        6.8  Payment of Purchase Price.  The Buyer shall have delivered the
             -------------------------
purchase price to the Company and the purchase price to the Seller as specified in Section 2.

        6.9  Inspection and Due Diligence.  The Company shall have allowed the
             ----------------------------
Buyer and its representatives, at Buyer's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by Buyer. The results of the Buyer's ongoing due diligence investigation shall be satisfactory to Buyer in its sole discretion.

    7.  Miscellaneous.
        -------------

        7.1  Survival of Warranties.  The warranties, representations and
             ----------------------
covenants of the Company, the Seller and the Buyer contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Buyer or the Company.

        7.2  Successors and Assigns.  Except as otherwise provided herein, the
             ----------------------
terms and conditions of this Agreement shall ensure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any Shares). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

        7.3  Governing Law.  This agreement shall be governed by and construed
             -------------
under the laws of the State of Delaware as applied to agreements among Delaware residents entered into and to be performed entirely within Delaware. Each party irrevocably consents and agrees to the exclusive jurisdiction of the Circuit Court for Fairfax County or the United States District Court for the Eastern District of Virginia and to service of process for it or him and on its or his behalf by certified mail, for resolution of all matters involving this Agreement or the transactions contemplated hereby.

        7.4  Counterparts.  This Agreement may be executed in two or more
             ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        7.5  Titles and Subtitles.  The titles and subtitles used in this
             --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

        7.6  Notices.  All notices, requests, consents and other communications
             -------
hereunder shall be in writing and shall be deemed given if delivered personally (including by courier or nationally recognized overnight courier which tracks receipts and deliveries), telecopied (which is confirmed) or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses or to such other addresses as may be furnished in writing by one party to the others:

             (a)  if to the Company, Spina or the Seller:

                  Erol's Internet, Inc.
                  7921 Woodruff Court
                  Springfield, Virginia  22151
                  Attention: Dennis Spina
                  Telecopy: 703/321-9400

             (b)  if to the Buyer:

                  Gold & Appel Transfer S.A.
                  c/o Esprit Telecom
                  2000 L Street, N.W., Suite 200
                  Washington, D.C. 20036
                  Attention: Mr. Walt Anderson
                  Telecopy: 202/736-5065

Any such notice or communication shall be presumed to have been received (i) in the case of personal delivery or facsimile transmission, on the date of such delivery, (ii) in the case of nationally recognized overnight courier, on the next business day after the date sent and (iii) in the case of mailing, on the third business day following the date of deposit in the United States mail.

        7.7  Finder's Fee.  Other than the fee payable by the Company to Ferris
             ------------
Baker Watts in the amount of $50,000, each party represents that it neither is nor will be obligated for any finders' fee or commission in connection with this transaction. The Buyer agrees to indemnify and to hold harmless the Company and the Seller from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which the Buyer or any of its officers, partners, employees, or representatives is responsible.

     The Company and the Seller agree jointly and severally to indemnify and hold harmless the Buyer from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives or the Seller is responsible.

        7.8  Expenses.  Irrespective of whether the Closing is effected, each
             --------
party shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement or any Exhibit hereto, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

        7.9  Amendments and Waivers.  Any term of this Agreement may be amended
             ----------------------
 and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company, the Seller and the Buyer. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any shares purchased under this Agreement at the time outstanding, each future holder of all such shares, and the Company.

        7.10 Severability.  If one or more provisions of the Agreement are held
             ------------
 to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

        7.11  Entire Agreement.  This Agreement and the documents referred to
              ----------------
herein constitute the entire agreement among the parties with respect to the sales of the Shares hereunder and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein on therein. Except as the Prior Agreements may be amended or provisions waived in writing as provided in this Agreement, such Prior Agreements remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                    EROL'S INTERNET, INC.



                                    By:  /s/ Dennis Spina
                                         ----------------------------------
                                         Dennis Spina, President


                                    BUYER:

                                    GOLD & APPEL TRANSFER, S.A.



                                    By:  /s/ Walt Anderson
                                         ----------------------------------
                                         Walt Anderson, Attorney in Fact

                                    SELLER:



                                    /s/ Erol Onaran
                                    ---------------------------------------
                                    EROL ONARAN

                                  Exhibit 6.5
                                  -----------

                  Second Amendment to Stockholders' Agreement
                                See Exhibit 10.5

                                  Exhibit 6.6
                                  -----------

                   Amendment to Registration Rights Agreement
                                See Exhibit 10.6

                                  Exhibit 6.7
                                  -----------

                        WAIVER OF A RIGHT OF FIRST OFFER

     THIS WAIVER OF A RIGHT OF FIRST OFFER, dated the 8th day of May, 1997, is granted by Dennis Spina ("Spina"), and Erol Onaran ("Onaran") (Spina and Onaran collectively referred to as the "Rights Holders").

     1.  Stock Purchase Agreement.  This specific Waiver relates to a Right of
         ------------------------
         First Offer granted in Section 6.4 of that certain Stock Purchase Agreement, dated as of December 28, 1996 (the "Stock Purchase Agreement"), by and among Erol's Internet, Inc. (the "Company"), Gold & Appel Transfer, S.A. (the "Investor"), Spina and Onaran.

     2.  Right of First Offer.  Pursuant to Section 6.4 of the Stock Purchase
         --------------------
         Agreement, at any time the Company proposes to offer any shares of, or securities convertible into or exercisable for any shares of, any class of its capital stock (the "New Securities"), the Company shall first make an offering of such New Securities to each of Onaran, Spina and the Investor.

     3.  Sale of Securities.  It has been proposed that Onaran and the Company
         ------------------
         each sell securities to the Investor pursuant to a new stock purchase agreement dated as of May 8, 1997 (the "New Stock Purchase Agreement"). These securities, if offered by the Company, would constitute New Securities, and would entitle Spina and Onaran to Rights of First Offer.

     4.  Waiver of Right of First Offer.  The undersigned Rights Holders hereby
         ------------------------------
         irrevocably waive any and all notice due them and rights to participate in the stock transactions pursuant to the New Stock Purchase Agreement. Rights of First Offer under Section 6.4 of the Stock Purchase Agreement will apply to any future transactions unless waived in writing.

     IN WITNESS WHEREOF, the parties have caused this specif Waiver of a Right of First Offer to be duly executed on the day and year first above written.



                                 /s/ Dennis Spina
                                 ------------------------------
                                 Dennis Spina



                                 /s/ Erol Onaran
                                 ------------------------------
                                 Erol Onaran

                                  Exhibit 6.7
                                  -----------

                       WAIVER OF A RIGHT OF FIRST REFUSAL

     THIS WAIVER OF A RIGHT OF FIRST REFUSAL, dated the 8th day of May, 1997, is granted by Erol's Internet, Inc. (the "Company"), Erol Onaran ("Onaran") and Gold & Appel Transfer, S.A. ("Investor").

     1.  Stockholders' Agreement.  This specific Waiver relates to a Right of
         -----------------------
         First Refusal granted in Section 2 of that certain Stockholders' Agreement, dated as of December 28, 1996 (the "Stockholders' Agreement") by and among the Company, Onaran and the Investor.

     2.  Right of First Refusal.  Pursuant to Section 2 of the Stockholders'
         ----------------------
         Agreement, at any time Onaran or the Investor (collectively the "Shareholders" and each of them a "Shareholder") proposes to dispose of any of their stock in the Company, that Shareholder must provide the Company with notice of their intended disposition, and the Company and any Shareholder who is not offering his shares for sale will then have Right of First Refusal to purchase the shares offered by the selling Shareholder.

     3.  Sale of Securities.  It has been proposed that Onaran and the Company
         ------------------
         each sell securities to the Investor pursuant to a new stock purchase agreement dated as of May 8, 1997 (the "New Stock Purchase Agreement"). These securities, if offered by Onaran would entitle the Company and the Investor to Rights of First Refusal.

     4.  Waiver of Right of First Refusal.  The Rights Holders hereby
         --------------------------------
         irrevocably waive any and all notice due them and rights to participate in the stock transactions pursuant to the New Stock Purchase Agreement. Rights of First Refusal under Section 2 of the Stockholders' Agreement will apply to any future transactions unless waived in writing.

    IN WITNESS WHEREOF, the parties have caused this Waiver of a Right of First Refusal to be duly executed on the day and year first above written.



     EROL'S INTERNET, INC.              GOLD & APPEL TRANSFER, S.A.


     By: /s/ Dennis Spina               By: /s/ Walt Anderson
        -------------------------          ---------------------------
        Dennis Spina                       Walt Anderson



                                        /s/ Erol Onaran
                                        ------------------------------
                                        Erol Onaran

                                  Exhibit 6.7
                                  -----------

        WAIVER OF A BREACH OF A COVENANT TO DELIVER FINANCIAL STATEMENTS

THIS WAIVER OF A BREACH OF A COVENANT TO DELIVER FINANCIAL STATEMENTS, dated the 8th day of May, 1997, is granted by Gold & Appel Transfer, S.A. (the "Investor").


     1.  Stock Purchase Agreement.  This specific Waiver of a Breach of a
         ------------------------
         Covenant to Deliver Financial Statements is granted in connection with that certain Stock Purchase Agreement, dated as of December 28, 1996 (the "Stock Purchase Agreement"), by and among Erol's Internet, Inc. (the "Company"), the Investor, Dennis Spina and Erol Onaran.

     2.  Covenant to Deliver Financial Statements.  Pursuant to Section 6.1 of
         ----------------------------------------
         the Stock Purchase Agreement, the Company covenanted and agreed to deliver certain financial statements at certain intervals to the Investor. The Company has or may have breached this covenant by failing to deliver financial statements in either the proper form or at the proper times as prescribed by the Stock Purchase Agreement.

     3.  Waiver of Breach of Covenant to Deliver Financial Statements.  The
         ------------------------------------------------------------
         Investor hereby irrevocably waives any and all notice due it and rights and remedies against the Company for any damages caused by any Breach of the Covenant to Deliver Financial Statements by the Company committed up to and including the date first above written.

IN WITNESS WHEREOF, the party named below has caused this Waiver of a Breach of Covenant to Deliver Financial Statements to be duly executed on the day and year first above written.



                                  GOLD & APPEL TRANSFER, S.A.



                                  By: /s/ Walt Anderson
                                     ---------------------------
                                     Walt Anderson

                                  Exhibit 6.7
                                  -----------

                           WAIVER OF A CO-SALE RIGHT

     THIS WAIVER OF A CO-SALE RIGHT, dated the 8th day of May, 1997, is granted by Dennis Spina ("Spina"), Gold & Appel Transfer, S.A. (the "Investor") and Erol Onaran ("Onaran") (Spina and Onaran collectively referred to as the "Rights Holders").

     1.  Stock Purchase Agreement.  This specific Waiver relates to a Co-Sale
         ------------------------
         Right granted in Section 7 of that certain Stock Purchase Agreement, dated as of December 28, 1996 (the "Stock Purchase Agreement"), by and among Erol's Internet, Inc. (the "Company"), the Investor, Spina and Onaran.

     2.  Co-Sale Rights.  Pursuant to Section 7 of the Stock Purchase Agreement,
         --------------
         any time Onaran, Spina or the Investor proposes to offer any shares of their capital stock for sale, the selling party shall so notify Spina, Onaran, and the Investor (collectively the "Rightsholders"), as appropriate, and shall give the Rightsholders the opportunity to sell a prescribed portion of their shares along with those sold by the selling party.

     3.  Sale of Securities.  It has been proposed that Onaran and the Company
         ------------------
         each sell securities to the Investor pursuant to a new stock purchase agreement dated as of May 8, 1997 (the "New Stock Purchase Agreement"). These securities, if offered by Onaran, would entitle Spina and the Investor to Co-Sale Rights.

     4.  Waiver of Co-Sale Rights.  The Rights Holders hereby irrevocably waive
         ------------------------
         any and all notice due them and rights to participate in the stock transactions contemplated pursuant to the New Stock Purchase Agreement. Rights of Co-Sale under Section 7 of the Stock Purchase Agreement will apply to any future transactions unless waived in writing.

     IN WITNESS WHEREOF, the parties have caused this Waiver of Co-Sale Rights to be duly executed on the day and year first above written.


                                 GOLD & APPEL TRANSFER, S.A.


                                 By: /s/ Walt Anderson
                                    ------------------------------
                                    Walt Anderson



                                 /s/ Dennis Spina
                                 ---------------------------------
                                 Dennis Spina



                                 /s/ Erol Onaran
                                 ---------------------------------
                                 Erol Onaran